Exhibit 31.4

CERTIFICATION PURSUANT TO 17 CFR 240.13a-14 PROMULGATED

UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Xun Li certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Power Solutions International, Inc.

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 1, 2023	By:	/s/ Xun Li
	Name:	Xun Li
	Title:	Chief Financial Officer